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Canada Life Insurance Company of New York Letterhead




March 2003




Dear Policyowner:

Enclosed is the Trillium Annual Report for the period ending December 31, 2002. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.

Thank you for selecting Canada Life's Trillium variable annuity to meet your financial needs.

Sincerely,


/s/ Ronald E. Beettam
------------------------
Ronald E. Beettam

Encl.



 Variable products are issued by Canada Life Insurance Company of New York and offered through its subsidiary, Canada Life of America Financial Services, Inc.
                                 (member NASD)


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The attached are incorporated by reference herein to the semi-annual report filed by and on behalf of the following:

CIK:  0000817841
Form Type:  N-30D
File Number:  811-05221
Company:  Seligman Portfolios, Inc.,
Filed:  March 5, 2003

     Portfolios include: Seligman Investment Grade Fixed Income, Seligman Cash Management, Seligman Capital, Seligman Common Stock, Seligman Communications and Information, Seligman Frontier, Seligman Global Growth, Seligman Global Smaller Companies, Seligman Global Technology, Seligman High-Yield Bond, Seligman Income, Seligman International Growth, Seligman Large-Cap Growth, Seligman Large-Cap Value, and Seligman Small-Cap Value.